SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 30, 2003
                                                          ---------------

                             RCM Technologies, Inc.
                 (Exact Name of Registrant Specified in Charter)

------------------------ -------------------------- --------------------------

   Nevada                        1-10245                  95-1480559
 --------------              -------------------          ----------
 State or Other              (Commission File             (I.R.S. Employer
 Jurisdiction of                   Number)                 Identification No.)
 Incorporation)
------------------------ -------------------------- --------------------------




           2500 McClellan Avenue, Suite 350

           Pennsauken, NJ                                08109-4613


           (Address of Principal Executive Offices)      (Zip Code)





       Registrant's telephone number, including area code: (856) 486-1777
                                                           ---------------




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit Number                                              Exhibit Title

99 Press release dated April 30, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9.           Regulation FD Disclosure.

         On April 30, 2003, the Registrant issued a press release regarding its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

Use of Non-GAAP Financial Information

         To supplement its consolidated financial statements presented in accordance with GAAP, the Registrant uses certain non-GAAP financial measures, including EBITDA and EBITDA per share, which are derived from results based on GAAP. Non-GAAP adjustments are provided to enhance the user's overall understanding of the Registrant's current financial performance and its prospects for the future, including its results of operations, cash generated and resources available for strategic opportunities including reinvestment in the business and acquisitions. In addition, the Registrant has historically reported similar non-GAAP results to the investment community, and, as a result, believes the inclusion of non-GAAP presentations provides consistency in its financial reporting. Further, the non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

         The information set forth under this "Item 9. Regulation FD Disclosure" is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RCM TECHNOLOGIES, INC.



                             By:    /s/Stanton Remer
                                      Stanton Remer
                                      Chief Financial Officer, Treasurer and
                                       Secretary


Dated:  April 30, 2003



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                                  EXHIBIT INDEX


    Exhibit Number          Exhibit Title

99 Press release dated April 30, 2003, furnished in accordance with Item 12 of this CurrentReport on Form 8-K.